Exhibit 32.1

Certification of Principal Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C §1350)

I, Alan J. Mintz, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Quarterly Report on Form 10-QSB/A for the quarterly period ended September 30, 2006 (the“Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Buckeye Ventures, Inc.

Dated: April 28, 2008

/s/ Alan J. Mintz
Alan J. Mintz
Principal Executive Officer